SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2011

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500 West Tower, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On February 18, 2011, FTI Consulting, Inc. (“FTI”) issued a press release confirming that it is in discussions with LECG Corporation (“LECG”) on the possible acquisition of several specific practice groups within LECG but not an acquisition of the entire firm. No definitive agreement has been entered into with respect to the transactions under discussion, and accordingly no assurance can be given that any agreement will be signed or any practice group will be acquired. FTI Consulting does not intend to make any further announcements or communications regarding discussions with LECG until either a definitive agreement has been reached or discussions are terminated without any agreement being reached.

The press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Forward Looking Statement

This Report contains forward-looking statements as defined by The Private Securities Litigation Reform Act of 1995. The terms “explore,” “evaluate,” “may,” “will,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. Actual events may differ materially from those discussed by any forward-looking statements. Factors that may cause or contribute to such differences include, without limitation, the uncertainties related to the consummation of any acquisition or other factors relating to any business that is the subject of discussions. Any forward-looking statements represent our discussions only as of today and should not be relied upon as representing our discussions as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if factors change.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated February 18, 2011, of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: February 18, 2011	By:	/S/ ERIC B. MILLER
Eric B. Miller
Executive Vice President, General Counsel and Chief Ethics Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 18, 2011, of FTI Consulting, Inc.

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